UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) October 30, 2003

Commission File Number 000-24575

AMERICAN ACCESS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	59-3410234
(State or Other Jurisdiction) of Incorporation	(IRS Employer Identification No.)

6670 SPRINGLAKE RD., KEYSTONE HEIGHTS, FLORIDA	32656
(Address of Principal Executive Offices)	(Zip Code)

(352) 473-6673

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits

As set forth in Item 12, there is furnished herewith as Exhibit 99.1 a press release issued on October 30, 2003 announcing registrant’s unaudited financial results for the three and nine months ended September 30, 2003.

Item 12.	Disclosure of Results of Operations and Financial Condition

On October 30, 2003, registrant issued a press release announcing its unaudited financial results for the three and nine months ended September 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ACCESS TECHNOLOGIES, INC.

By:	/s/ Joseph F. McGuire

Joseph F. McGuire Chief Financial Officer, Secretary, and Treasurer

Date: November 5, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 30, 2003.